[SPECIMEN]

SHARES OF BENEFICIAL INTEREST
PAR VALUE $.01

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS OR IN NEW YORK, NEW YORK.

[GRAPHIC OMITTED]

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS.
CUSIP 46128N   10   9

SEE REVERSE FOR CERTAIN DEFINITIONS

                        THE GLOBAL HEALTH SCIENCES FUND

          ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFIES THAT ________________________
IS THE OWNER OF     ________________________
          FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST.

OF THE GLOBAL HEALTH SCIENCES FUND (HEREINAFTER CALLED THE FUND) TRANSFERABLE ON THE BOOKS OF THE FUND BY THE HOLDER HEREOF, IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED THEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE DECLARATION OF TRUST AND THE BY-LAWS OF THE GLOBAL
HEALTH SERVICES FUND (A COPY OF EACH OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE FUND), AND ALL AMENDMENTS THERETO, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. WITNESS THE SEAL OF THE FUND AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

       [THE NAME HAS BEEN CHANGED TO INVESCO GLOBAL HEALTH SCIENCES FUND]

DATED:    _____________________
/S/ GLEN A. PAYNE
SECRETARY
/S/ JOHN J. [ILLEGIBLE]
PRESIDENT

[SEAL]

COUNTERSIGNED AND REGISTERED
BY:  STATE STREET BANK & TRUST COMPANY
     (BOSTON, MASSACHUSETTS)
     TRANSFER AGENT AND REGISTRAR
     ____________________________
     AUTHORIZED SIGNATURE

                         THE GLOBAL HEALTH SCIENCES FUND

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - Custodian
                  (Cust)            (Minor)
               under Uniform Gifts to Minors
         Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto Please insert Social Security or Other Identifying Number of Assignee
__________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated,  _________________

                              __________________________________________________
     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.